Exhibit 10.23

CYCLERION THERAPEUTICS, INC.

2019 EQUITY INCENTIVE PLAN

RESTRICTED STOCK AGREEMENT

Name:	Regina Graul
Number of Shares of Restricted Stock:	50,000
Date of Grant:	December 1, 2023

This agreement (this “Agreement”) evidences the grant of shares of restricted Stock by Cyclerion Therapeutics, Inc. (the “Company”) to the individual named above (the “Participant”), pursuant to and subject to the terms of the Cyclerion Therapeutics, Inc. 2019 Equity Incentive Plan (as amended from time to time, the “Plan”). Except as otherwise defined herein, all capitalized terms used herein have the same meaning as in the Plan.

1.
Grant of Restricted Stock. The Company hereby issues to the Participant on the date of grant set forth above (the “Date of Grant”), pursuant to and subject to the terms set forth in this Agreement and in the Plan, the number of shares of restricted Stock set forth above (the “Restricted Stock”), subject to adjustment pursuant to Section 7 of the Plan in respect of transactions occurring after the date hereof.
2.
Vesting. The term “vest” as used herein with respect to any share of Restricted Stock means the lapsing of the restrictions described herein with respect to such share. Unless earlier terminated, forfeited, relinquished or expired, the Restricted Stock will vest as follows, subject to the Participant remaining in continuous Employment (as defined below) from the Date of Grant through such vesting date: 10,000 shares of Restricted Stock shall vest on the Date of Grant, and an additional 833 shares of Restricted Stock shall vest on the first day of each subsequent month, for forty-seven (47) successive months, and 849 shares of Restricted Stock shall vest on December 1, 2027. For purposes of this Agreement, “Employment” shall mean the Participant’s employment with the Company or any of its subsidiaries (“Service Relationship”); provided, however, that if the Participant’s Service Relationship is solely with a subsidiary of the Company, the Participant’s Service Relationship shall be deemed to have terminated when such entity ceases to be a subsidiary of the Company.

In the event of a Covered Transaction, the Administrator may require that any amounts delivered, exchanged or otherwise paid in respect of outstanding and then unvested shares of Restricted Stock be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan. References in this Agreement to the shares of Restricted Stock refer, mutatis mutandis, to any such restricted amounts.

3.
Forfeiture Risk.
(a)
If the Participant’s Employment ceases for any reason, including death, any then outstanding and unvested shares of Restricted Stock acquired by the Participant hereunder will be automatically and immediately forfeited. The Participant hereby (i) appoints the Company as his or her attorney-in-fact to take such actions as may be necessary or appropriate to effectuate a transfer of the record ownership of any such shares that are unvested and forfeited hereunder, (ii) agrees to deliver to the Company, as a precondition to the issuance of any certificate or certificates with respect to unvested shares of Restricted Stock hereunder, one or more stock powers, endorsed in blank, with respect to such shares, and (iii) agrees to sign such other powers and take such other actions as the Company may reasonably request to accomplish the transfer or forfeiture of any unvested shares of Restricted Stock that is forfeited hereunder.
(b)
The Administrator may cancel, rescind, withhold or otherwise limit or restrict this Award at any time if the Participant is not in compliance with all applicable provisions of this Agreement and the Plan. By accepting, or being deemed to have accepted, the Restricted Stock, the Participant expressly acknowledges and agrees that his or her rights, and those of any permitted transferee of the Restricted Stock, under this Agreement, including the right to any Shares acquired under this Award or proceeds from the disposition thereof, are subject to Section 6(a)(5) of the Plan (including any successor provision). Nothing in the preceding sentence may be construed as limiting the general application of Section 10 of this Agreement.
4.
Retention of Certificates. Any certificates representing unvested shares of Restricted Stock will be held by the Company. If unvested shares of Restricted Stock are held in book entry form, the Participant agrees that the Company may give stop transfer instructions to the depository to ensure compliance with the provisions hereof.
5.
Legend. All certificates representing unvested shares of Restricted Stock will contain a legend substantially in the following form:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE TERMS AND CONDITIONS (INCLUDING FORFEITURE) OF THE CYCLERION THERAPEUTICS, INC 2019 EQUITY INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER AND CYCLERION THERAPEUTICS, INC. COPIES OF SUCH PLAN AND AGREEMENT ARE ON FILE IN THE OFFICES OF CYCLERION THERAPEUTICS, INC.

As soon as practicable following the vesting of any such shares of Restricted Stock the Company shall cause a certificate or certificates covering such shares, without the aforesaid legend, to be issued and delivered to the Participant. If any shares of Restricted Stock are held in book-entry form, the Company may take such steps as it deems necessary or appropriate to record and manifest the restrictions applicable to such shares.

6.
Dividends, etc. The Participant will be entitled to (i) receive any and all dividends or other distributions paid with respect to those shares of Restricted Stock of which he or she is the record owner on the record date for such dividend or other distribution, and (ii) vote any shares of Restricted Stock of which he or she is the record owner on the record date for such vote; provided, however, that any property distributed with respect to a share of Restricted Stock (the “associated share”) acquired hereunder, including without limitation a distribution of Stock by reason of a stock dividend, stock split or otherwise, or a distribution of other securities with respect to an associated share, will be subject to the restrictions of this Agreement in the same manner and for so long as the associated share remains subject to such restrictions, and will be promptly forfeited if and when the associated share is so forfeited; and further provided, that the Administrator may require that any cash distribution with respect to the shares other than a normal cash dividend be placed in escrow or otherwise made subject to such restrictions as the Administrator deems appropriate to carry out the intent of the Plan. References in this Agreement to Restricted Stock refer, mutatis mutandis, to any such restricted amounts.
7.
Sale of Vested Shares; Nontransferability of Shares. The Participant understands that he or she will be free to sell any share of Restricted Stock once it has vested, subject to (a) satisfaction of any applicable tax withholding requirements with respect to the vesting or transfer of such share; (b) the completion of any administrative steps (for example, but without limitation, the transfer of certificates) that the Company may reasonably impose; and (c) applicable requirements of federal and state securities laws. The shares of Restricted Stock may not be transferred except as expressly permitted under Section 6(a)(3) of the Plan.
8.
Certain Tax Matters.
(a)
The Participant has been advised to confer promptly with a professional tax advisor to consider whether the Participant should make a so-called “83(b) election” with respect to the Restricted Stock. Any such election, to be effective, must be made in accordance with applicable regulations and within 30 days following the date of “transfer” of the shares (as determined under Section 83 of the Code). The Company has made no recommendation to the Participant with respect to the advisability of making such an election. If the Participant makes an 83(b) election, the Participant agrees to execute and deliver to the Company a copy of the Acknowledgement and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Code, substantially in the form attached hereto as Exhibit A, together with a copy of the election pursuant to Section 83(b) of the Code (the “Election Form”), substantially in the form attached hereto as Exhibit B. The Election Form must be filed by the Participant with the appropriate Internal Revenue Service office no later than 30 days after the date of the transfer of the shares noted above.
(b)
To the extent the Participant is an Employee, the Participant expressly acknowledges that the award or vesting of the shares of Restricted Stock acquired hereunder, and the payment of dividends with respect to such shares, may give rise to “wages” subject to withholding. The Participant expressly acknowledges and agrees that the Participant’s rights hereunder are subject to the Participant promptly remitting to the Company in cash or by check (or by such other means as may be acceptable to the Administrator) an amount sufficient to satisfy all taxes required to be withheld in connection with such award, vesting or payment. The Participant authorizes the Company and its subsidiaries to withhold any amounts due in respect of any required tax withholdings or payments from any amounts otherwise owed to the Participant, but nothing in this sentence may be construed as relieving the Participant of any liability for satisfying his or her obligation under the preceding provisions of this Section 8.
(c)
To the extent the Participant is not an Employee, the Participant is responsible for satisfying and paying all taxes arising from or due in connection with the award, vesting or payments under this award of Restricted Stock. The Company will have no liability or obligation related to the foregoing.
9.
Effect on Employment. Neither the grant of the Restricted Stock, nor the issuance of Shares upon the vesting of any portion of the Restricted Stock, will give the Participant any right to be retained in the employ or service of the Company or any of its subsidiaries, affect the right of the Company or any of its subsidiaries to discharge the Participant at any time, or affect any right of the Participant to terminate his or her Employment at any time.
10.
Provisions of the Plan. This Agreement is subject in its entirety to the provisions of the Plan, which are incorporated herein by reference. A copy of the Plan as in effect on the Date of Grant has been furnished to the Participant. By accepting, or being deemed to have accepted, all or any portion of the Restricted Stock, the Participant agrees to be bound by the terms of the Plan and this Agreement. In the event of any conflict between the terms of this Agreement and the Plan, the terms of the Plan will control.
11.
Form S-8 Prospectus. The Participant acknowledges that the Participant has received and reviewed a copy of the prospectus required by Part I of Form S-8 relating to shares of Stock that may be issued under the Plan.
12.
Acknowledgements. The Participant acknowledges and agrees that (a) this Agreement may be executed in two or more counterparts, each of which will be an original and all of which together will constitute one and the same instrument, (b) this Agreement may be executed and exchanged using facsimile, portable document format (PDF) or electronic signature, which, in each case, will constitute an original signature for all purposes hereunder, and (c) such signature by the Company will be binding against the Company and will create a legally binding agreement when this Agreement is countersigned by the Participant.

[Signature page follows.]

The Company, by its duly authorized officer, and the Participant have executed this Agreement as of the date first set forth above.

CYCLERION THERAPEUTICS, INC.

By:	/s/ Errol De Souza, Ph.D.
Name:	Errol De Souza, Ph.D.
Title:	Chairman of the Board

Agreed and Accepted:

By /s/ Regina Graul, Ph.D.

Regina Graul, Ph.D.

EXHIBIT A

ACKNOWLEDGMENT AND STATEMENT OF DECISION
REGARDING ELECTION PURSUANT TO SECTION 83(b)
OF THE INTERNAL REVENUE CODE

The undersigned, a grantee of restricted shares of common stock (the “Restricted Stock”) of Cyclerion Therapeutics, Inc., a Massachusetts corporation (the “Company”), pursuant to a Restricted Stock Agreement, dated as of December 1, 2023, between the undersigned and the Company (the “Restricted Stock Agreement”), hereby states, as of the date of grant of the Restricted Stock, as follows:

1. The undersigned acknowledges receipt of a copy of the Restricted Stock Agreement. The undersigned has carefully reviewed the Restricted Stock Agreement.

2. The undersigned either [check as applicable]:

☐ (a) has consulted, and has been fully advised by, the undersigned’s own tax advisor, , whose business address is , regarding the federal, state and local tax consequences of purchasing the Restricted Stock under the Restricted Stock Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and pursuant to the corresponding provisions, if any, of applicable state laws; or

☐ (b) has knowingly chosen not to consult such tax advisor.

3. The undersigned hereby states that the undersigned has decided to make an election pursuant to Section 83(b) of the Code and is submitting to the Company together with the undersigned’s executed Restricted Stock Agreement, a copy of an executed election form which is attached as Exhibit B to the Restricted Stock Agreement.

4. Neither the Company nor a representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of his or her purchasing the Restricted Stock pursuant to the Restricted Stock Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or corresponding provisions, if any, of applicable state law.

5. The undersigned is also submitting to the Company, together with the undersigned’s executed Restricted Stock Agreement, a copy of an executed election form, if an election is made, by the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, that apply to the purchase of the Restricted Stock by the undersigned.

Date:
Participant

Exh. A-1

EXHIBIT B

ELECTION PURSUANT TO SECTION 83(b)
OF THE INTERNAL REVENUE CODE

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in gross income as compensation for services the excess (if any) of the fair market value of the property described below over the amount paid for such property.

The following information is submitted in accordance with Treas. Regs. § 1.83-2(e):

1. Name of Taxpayer: [insert name of person making the election].

Address: [insert street address, city or town, state and ZIP code of person making the election].

Taxpayer Identification No.: [insert Social Security Number]

2. Property for which election is made: [●] shares (the “Shares”) of Common Stock of Cyclerion Therapeutics, Inc. (the “Company”).

3. Date of Transfer: [●].

Taxable year for which election is made: calendar year [●].

4. Restrictions to which property is subject: The Shares are subject to forfeiture in the event the Taxpayer’s employment terminates prior to the vesting of the Shares.

5. The fair market value of the Shares at the time of their transfer (without regard to restrictions) was $[●] ($[●] per share).

6. Amount paid for the property: $[●].

7. A copy of this election has been furnished to the Company and to each other person, if any, required to receive the election pursuant to Treas. Regs. § 1.83-2(d)

The undersigned taxpayer will file this election with the Internal Revenue Service office with which the taxpayer files his or her annual income tax return not later than 30 days after the date of transfer of the property. The undersigned taxpayer is the person performing the services in connection with which the property was transferred.

Please acknowledge receipt of this election by signing or stamping the enclosed copy of this election and return it in the enclosed, self-addressed, stamped envelope.

Date:
Taxpayer

Exh. B-1